Exhibit 10.32

WAIVER UNDER CREDIT AGREEMENT

among

GASTAR EXPLORATION USA, INC.,

GASTAR EXPLORATION LTD.,

THE LENDERS SIGNATORY HERETO

and

WAYZATA INVESTMENT PARTNERS LLC,

as Administrative Agent

Effective

March 13, 2009

TABLE OF CONTENTS

Article I DEFINITIONS AND INTERPRETATION		1
1.1	Terms Defined Above	1
1.2	Terms Defined in Credit Agreement	1
1.3	References	1
1.4	Articles and Sections	2
1.5	Number and Gender	2

Article II WAIVER		2
2.1	Waiver	2
2.2	Limitation on Waiver	2

Article III REPRESENTATIONS AND WARRANTIES		2

Article IV RATIFICATION AND ACKNOWLEDGMENTS		3

Article V MISCELLANEOUS		3
5.1	Successors and Assigns	3
5.2	Rights of Third Parties	3
5.3	Counterparts	3
5.4	Integration	3
5.5	Severability	3
5.6	Governing Law	3

i

WAIVER UNDER CREDIT AGREEMENT

This WAIVER UNDER CREDIT AGREEMENT (this “Waiver”) executed effective as of March 13, 2009 (the “Effective Date”) is by and among GASTAR EXPLORATION USA, INC., a Michigan corporation (the “Borrower”), GASTAR EXPLORATION LTD., an Alberta, Canada corporation (the “Parent”), the lenders party to that certain Credit Agreement dated effective February 16, 2009 by and among the Borrower, the Parent, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Wayzata Investment Partners LLC, as administrative agent for the Lenders (in such capacity, the “Agent”) (as amended to the Effective Date, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower and the Parent have requested that the Agent and the Lenders waive any default or right to exercise any remedy as a result of the inability of the Borrower and the Parent to meet the current ratio requirements as required by Section 7.14 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used in this Waiver Under Credit Agreement, each of the terms “Agent,” “Borrower,” “Credit Agreement,” “Effective Date,” Lenders,” “Parent” and “Waiver” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References. References in this Waiver to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Waiver, unless expressly stated to the contrary. References in this Waiver to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Waiver in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Waiver to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Waiver to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Waiver to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Waiver. References in this Waiver to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Waiver, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

WAIVER

2.1 Waivers. The Agent and the Lenders waive any Default or Event of Default under the Credit Agreement or any other Loan Document, together with the right of the Agent or the Lenders to exercise any remedy based thereon, as a result of, and agree that no breach of the Credit Agreement or any other Loan Document shall arise, including any breach of Section 7.14 of the Credit Agreement, from any failure of the ratio of Current Assets to Current Liabilities to be less than 1.00 to 1.00 determined as of the end of any quarter of the fiscal year of the Parent ending on December 31, 2009.

2.2 Limitation on Waiver. Except for the waiver set forth above in Section 2.1, nothing contained herein shall otherwise be deemed a consent to any violation of, or a waiver of compliance with, any term, provision or condition set forth in any of the Loan Documents or a consent to or waiver of any other or future violations, breaches, Defaults or Events of Default.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrower and other Restricted Persons expressly re-makes, in favor of the Agent and the Lenders, each of the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents and made by it and represents and warrants that all such representations and warranties remain true and correct.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Parent, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.

ARTICLE V

MISCELLANEOUS

5.1 Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

5.2 Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

5.3 Counterparts. This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Waiver containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Waiver by each necessary party hereto and shall constitute one instrument.

5.4 Integration. This Waiver constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Waiver.

5.5 Severability. In the event that any one or more of the provisions contained in this Waiver shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Waiver.

5.6 Governing Law. THIS WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Waiver under Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:	/S/ MICHAEL A. GERLICH
Michael A. Gerlich
Secretary and Treasurer

PARENT:

GASTAR EXPLORATION LTD.

By:	/S/ MICHAEL A. GERLICH
Michael A. Gerlich
Vice President and
Chief Financial Officer

(Signatures continue on following page)

AGENT:

WAYZATA INVESTMENT PARTNERS LLC, as Agent

By:	/S/ BLAKE CARLSON
Blake Carlson
Authorized Signatory

LENDER:

WAYZATA OPPORTUNITIES FUND, LLC, as Lender

By:	Wayzata Investment Partners LLC, its Manager

	By:	/S/ BLAKE CARLSON
Blake Carlson
Authorized Signatory